UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)

Equable Shares Hedged Equity Fund

Institutional Class	EQHEX
(Class I)

Annual Report
October 31, 2023

https://www.equableshares.com/

(This Page Intentionally Left Blank.)

EQUABLE SHARES HEDGED EQUITY FUND

Fund Performance

For the full fiscal year dated November 1st, 2022 – October 31st, 2023, the Equable Shares Hedged Equity Fund (the “Fund”) returned 10.62% while the S&P 500® Index (the “Index”) increased 10.14%.

Performance Discussion

The Fund maintains a long position in the SPDR S&P 500 ETF (“SPY”), an exchange traded fund (“ETF”) that tracks the S&P 500® Index. During certain periods, the Fund will utilize tax loss harvesting in SPY and purchase the iShares Core S&P 500 ETF (“IVV”), which is identical in nature. Simultaneously, the Fund writes fully covered call options against SPY and IVV, the underlying securities. The Fund also implements a partial put spread that covers approximately 20% - 30% of the underlying SPY position to add additional protection to the Fund’s portfolio.

The Fund seeks to generate income through a combination of call option premium and SPY/IVV dividends. The put spread is implemented as a hedge to mitigate some losses in the fund’s portfolio during market downturns. Since the Fund typically writes call options with a strike price at- or near-the-money, returns are expected to be capped in a rising market while providing some level of hedge in a declining market.

The full fiscal year ending October 31st, 2023 started relatively flat prior to the S&P 500® Index rising significantly in January, and then again in June and July, while experiencing declines in the final three months of the fiscal year. During the first six months of the period, November through April, the S&P 500® Index returned 8.63% while the Fund returned 8.41%. During the second half of the full fiscal year, May through October, the Index increased 1.39% while the Fund returned 2.04%.

In summary, the Fund performed as expected, as it delivered capped upside participation in rising markets and mitigated losses in negative markets.

Looking Forward

While we do not offer views on market direction, our expectation is for periods of heightened levels of market volatility. The Fund may potentially benefit from increased levels of volatility.

Our primary goal is to reward long-term investors with a degree of risk management in a range of market environments.

Thanks,

Ron Santella
CEO

EQUABLE SHARES HEDGED EQUITY FUND

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

The S&P 500® Index is a widely used benchmark generally used to measure the performance of the US Stock Market, represented by 500 companies in the US with large market capitalizations.

A covered call is an options strategy characterized by a long position in a security and a short (sold) call option on the security. Writing covered call options provides cash flow from option premiums and reduces the impact of market volatility on the Fund’s investment portfolio. A call option gives the buyer the right to purchase a security from the writer of the option at a specified price (the “strike price”) prior to a certain date (the “expiration date”) in exchange for cash paid to the writer on the day the option is written (the “premium”). A written call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, the Fund receives cash in the form of the premium in exchange for giving up a portion of the future upside gains from the underlying security. In addition, a covered call option partially hedges against declines in the price of the underlying security, to the extent of the premium the Fund receives. Writing covered call options helps to mitigate declines in the Fund’s portfolio of equity securities, though it limits the Fund’s ability to profit from increases in the value of the Fund’s portfolio of equity securities.

An “at-the-money” call option has a strike price equivalent to the market price, whereas an “out-of-the-money” call option has a strike price greater than the market price. A “near-the-money” call option has a strike price is within 3% of the market price.

A put spread is an option strategy in which a put option is bought, and another less expensive put option is sold.

Mutual fund investing involves risk. Principal loss is possible. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. It is possible in certain situation that the use of derivatives (such as options) may have the effect of increasing the volatility of the Fund’s portfolio. The Fund invests in derivatives for hedging and non-hedging purposes. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the security or other instrument underlying the option that the writer must purchase or deliver upon exercise of the option. Writing covered calls may limit the Fund’s ability to participate in price increases of the underlying securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks overtime. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect. The Fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. The Fund may invest in shares of investment companies, including ETFs. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses.

Equable Shares Funds are distributed by Quasar Distributors, LLC.

EQUABLE SHARES HEDGED EQUITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-888-898-2024. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of October 31, 2023

	1 Year	3 Year	Since Inception(1)
Equable Shares Hedged Equity Fund	10.62%	7.15%	6.36%
S&P 500® Index(2)	10.14%	10.36%	11.85%

(1)	Commencement date of the Fund was June 1, 2019.
(2)
The S&P 500® Index is widely regarded as the best single gauge of large-cap US equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

The following is expense information for the Equable Shares Hedged Equity Fund as disclosed in the Fund’s most recent prospectus updated on March 24, 2023:

Gross Expenses: 1.19%; Net Expenses: 1.19%. Teramo Advisers, LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2024 and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or (ii) at the end of the then current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment. Prior to April 1, 2023, the annual Expense Cap was 1.20% of the average daily net assets. Thereafter it was 1.10%. See Note 3.

EQUABLE SHARES HEDGED EQUITY FUND

Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on the purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund specific expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 – October 31, 2023).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(5/1/2023 to
	(5/1/2023)	(10/31/2023)	10/31/2023)
Institutional Class
Actual(2)	$1,000.00	$1,020.40	$5.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.71	$5.55

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended October 31, 2023 of 2.04%.

EQUABLE SHARES HEDGED EQUITY FUND

Allocation of Portfolio(1)(2) (% of Investments) (Unaudited)
October 31, 2023

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)
Data expressed excludes written option contracts and other liabilities in excess of other assets. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

EQUABLE SHARES HEDGED EQUITY FUND

Schedule of Investments
October 31, 2023

		Shares	Value
EXCHANGE TRADED FUNDS – 94.42%
Clearshares Ultra-Short Maturity ETF		30,000	$3,006,450
iShares Core S&P 500 ETF (a)(c)		85,000	35,694,900
SPDR S&P 500 ETF (a)(b)(c)		260,000	108,732,000
Total Exchange Traded Funds
(Cost $125,361,983)			147,433,350

		Notional
	Contracts (e)	Amount
PURCHASED OPTIONS – 1.12% (a)(d)

Purchased Put Options – 1.12%
SPDR S&P 500 ETF
Expiration: December 2023, Exercise Price: $425.00	1,400	$58,548,000	1,743,000
Total Purchased Option
(Cost $1,410,927)			1,743,000

		Shares
SHORT-TERM INVESTMENT – 0.00%
Dreyfus Cash Management, Class Administrative, 5.16% (f)		1,327	1,328
Total Short-Term Investment
(Cost $1,328)			1,328

Total Investments
(Cost $126,774,238) – 95.54%			149,177,678
Money Market Deposit Account (g) – 5.42%			8,463,053
Other Assets and Liabilities, Net – (0.96)%			(1,508,127)
Net Assets – 100.00%			$156,132,604

ETF – Exchange Traded Fund
(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at https://www.sec.gov/.

(c)	All or a portion of this security has been committed as collateral for open written option contracts. The total value of assets committed as collateral as of October 31, 2023 is $144,426,900.
(d)	Non-income producing security.
(e)	100 shares per contract.
(f)	The rate quoted is the annualized seven-day effective yield as of October 31, 2023.
(g)
The Money Market Deposit Account is a short-term vehicle in which the Fund holds cash balances.  The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount.  The rate as of October 31, 2023, was 5.20%.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Schedule of Written Options
October 31, 2023

		Notional
	Contracts (a)	Amount	Value
WRITTEN OPTIONS

Written Call Options
iShares Core S&P 500 ETF
Expiration: December 2023, Exercise Price: $430.00	(600)	$(25,196,400)	$(363,000)
Expiration: December 2023, Exercise Price: $455.00	(250)	(10,498,500)	(13,125)
SPDR S&P 500 ETF
Expiration: December 2023, Exercise Price: $434.00	(1,100)	(46,002,000)	(366,850)
Expiration: December 2023, Exercise Price: $445.00	(1,500)	(62,730,000)	(154,500)
			(897,475)
Written Put Options
SPDR S&P 500 ETF
Expiration: December 2023, Exercise Price: $400.00	(1,400)	(58,548,000)	(573,300)
			(573,300)
Total Written Options
(Premiums received $5,688,670)			$(1,470,775)

ETF – Exchange Traded Fund
(a)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments, at value (Cost $126,774,238)	$149,177,678
Cash equivalents	8,463,053
Receivable for capital shares sold	167,770
Interest receivable	39,076
Prepaid expenses and other receivables	14,128
Total assets	157,861,705

LIABILITIES:
Written option contracts, at value (Premiums received $5,688,670)	1,470,775
Payable for capital shares redeemed	98,978
Payable to adviser	84,289
Payable for fund administration and fund accounting fees	20,609
Payable for transfer agent fees	7,219
Payable for custody fees	3,965
Payable for compliance fees	2,500
Accrued expenses and other liabilities	40,766
Total liabilities	1,729,101

NET ASSETS	$156,132,604

NET ASSETS CONSIST OF:
Paid-in capital	$145,939,149
Total distributable earnings	10,193,455
Net assets	$156,132,604

Shares issued and outstanding(1)	12,410,722
Net asset value, redemption price and offering price per share	$12.58

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Dividend income	$2,162,521
Interest income	506,758
Total investment income	2,669,279

EXPENSES:
Investment advisory fees (See Note 3)	1,042,170
Administration and fund accounting fees (See Note 3)	129,204
Transfer agent fees (See Note 3)	102,868
Sub-transfer agent fees – Institutional Class	90,539
Excise tax expense	51,155
Legal fees	40,220
Federal and state registration fees	29,692
Audit fees	19,500
Custody fees (See Note 3)	16,934
Compliance fees (See Note 3)	15,321
Trustees’ fees (See Note 3)	12,055
Insurance fees	8,641
Other expenses	8,509
Reports to shareholders	8,483
Total expenses before recoupment/waiver	1,575,291
Adviser recoupment (See Note 3)	73,753
Less: waiver from investment adviser (Note 3)	(45,448)
Net expenses	1,603,596
NET INVESTMENT INCOME	1,065,683

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(2,495,552)
Written option contracts expired or closed	1,908,469
Net realized loss	(587,083)
Net change in unrealized appreciation (depreciation) on:
Investments	9,692,509
Written option contracts	3,075,285
Net change in unrealized appreciation (depreciation)	12,767,794
Net realized and unrealized gain on investments	12,180,711
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,246,394

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$1,065,683	$264,241
Net realized gain (loss) on investments and
written options contracts expired or closed	(587,083)	567,614
Net change in unrealized appreciation (depreciation)
on investments and written option contracts	12,767,794	(6,437,875)
Net increase (decrease) in net assets resulting from operations	13,246,394	(5,606,020)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	38,176,574	45,552,539

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class (See Note 4)	(4,234,510)	(298,379)

TOTAL INCREASE IN NET ASSETS	47,188,458	39,648,140

NET ASSETS:
Beginning of year	108,944,146	69,296,006
End of year	$156,132,604	$108,944,146

(1)	A summary of capital share transactions is as follows:

	For the Year Ended		For the Year Ended
	October 31, 2023		October 31, 2022
SHARE TRANSACTIONS:	Shares	Amount	Shares	Amount
Issued	5,937,704	$73,139,101	5,287,784	$64,617,588
Issued to holders in
reinvestment of dividends	316,097	3,838,787	21,905	260,039
Redeemed	(3,124,277)	(38,801,314)	(1,596,925)	(19,325,088)
Net increase in shares outstanding	3,129,524	$38,176,574	3,712,764	$45,552,539

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the period.

								For the Period
	For the Year Ended October 31,							Inception through
	2023		2022	2021		2020		October 31, 2019(1)
Institutional Class

PER SHARE DATA:
Net asset value, beginning of period	$11.74		$12.44	$10.63		$10.63		$10.00

INVESTMENT OPERATIONS:
Net investment income(2)(3)	0.10		0.03	0.01		0.04		0.05
Net realized and unrealized
gains (losses) on investments(4)	1.13		(0.70)	1.84		0.01		0.58
Total from investment operations	1.23		(0.67)	1.85		0.05		0.63

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.03)	(0.04)		(0.05)		—
Net realized gain	(0.27)		—	—		—		—
Total distributions	(0.39)		(0.03)	(0.04)		(0.05)		—
Net asset value, end of period	$12.58		$11.74	$12.44		$10.63		$10.63

TOTAL RETURN(5)	10.62%		-5.35%	17.50%		0.43%		6.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$156,133		$108,944	$69,296		$51,182		$23,489
Ratio of gross expenses to average net assets:
Before expense
reimbursement/recoupment(6)(7)	1.13%		1.10%	1.25%		1.34%		2.85%
After expense
reimbursement/recoupment(6)(7)	1.15	%(11)	1.20%	1.20%		1.20%		1.20%
Ratio of net investment income
to average net assets(6)(7)	0.77%		0.27%	0.11%		0.35%		1.05%
Portfolio turnover rate(5)(8)	10	%(9)	77%	25	%(9)	106	%(10)	0.04%

(1)	Commencement date of the Fund was June 1, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(4)
Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(8)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options). The denominator includes the average fair value of long positions throughout the period.

(9)	The change in portfolio turnover is related to the trade activity executed during the Fund’s fiscal period/year.
(10)	The change in portfolio turnover relates to the Fund executing its investment strategy over the course of the full annual year.
(11)	Prior to April 1, 2023, the annual expense limitation was 1.20% of the average daily net assets. Thereafter it was 1.10%. See Note 3.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements
October 31, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Equable Shares Hedged Equity Fund (the “Fund”) is a non- diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek income and capital preservation. The Fund commenced operations on June 1, 2019. The Fund’s investment adviser, Teramo Advisors, LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946, Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers one share class, Institutional Class. Institutional Class shares have no front-end sales load, no deferred sales charge, and no redemption fee. Institutional Class shares are not subject to a distribution or shareholder servicing fees.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2023

Exchange traded options and Flexible Exchange® options (“FLEX Options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2023

The following is a summary of the inputs used to value the Fund’s securities by Level within the fair value hierarchy as of October 31, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Funds	$147,433,350	$—	$—	$147,433,350
Purchased Options	—	1,743,000	—	1,743,000
Short-Term Investments	1,328	—	—	1,328
Total Investments in Securities	$147,434,678	$1,743,000	$—	$149,177,678
Liabilities
Written Options	$—	$(1,470,775)	$—	$(1,470,775)
Total Investments in Securities	$—	$(1,470,775)	$—	$(1,470,775)

As of the year ended October 31, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund's Schedule of Investments for further information on the classification of investments.

B. Cash Equivalents – Idle cash may be swept into various overnight demand deposits and classified as Cash Equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in a bank deposit account which, at times, may exceed the United States federally insured limit. Amounts swept overnight are available on the next business day. Any temporary cash overdrafts by the Fund are reported as a payable to the custodian.

C. Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 M. for further derivative disclosures and Note 2 J. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D. Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund will purchase call or put options. In connection with the Fund’s written option contracts, the Fund will simultaneously use options on ETFs. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and Liabilities as Investments at value, and is

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2023

subsequently priced daily to reflect the value of the purchased option contract. Refer to Note 2 A. for a pricing description. Refer to Note 2 M. for further derivative disclosures and Note 2 J. for further counterparty risk disclosure. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E. Flex Options – FLEX Options are customized option contracts available through the Cboe that are guaranteed for settlement by The Options Clearing Corporation (“OCC” or the “Clearinghouse”). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund bears the risk that the Clearinghouse will be unable or unwilling to perform its obligations under the FLEX Options contracts.

F. Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G. Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

H. Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

I. Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

J. Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written options contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2023

K. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

M. Derivatives – The Fund may utilize derivative instruments such as options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 6 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended October 31, 2023, the Fund’s average derivative volume is described below:

	Average	Average
	Quantity	Notional Amount
Purchased Option Contracts	954	$40,107,858
Written Option Contracts	4,119	$168,992,229

Statement of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2023:

	Fair Value
	Statement of Assets and
	Liabilities Location	Assets	Liabilities
Purchased Option Contracts:	Investments,
Equity	at value	$1,743,000	$—
Written Option Contracts:	Written option contracts,
Equity	at value	—	1,470,775
Total fair values of derivative instruments		$1,743,000	$1,470,775

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2023

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:

	Net Realized Gain (Loss) on Derivatives
	Purchased	Written
	Option	Option
Derivatives	Contracts*	Contracts	Total
Equity Contracts	$(2,953,279)	$1,908,469	$(1,044,810)
Total	$(2,953,279)	$1,908,469	$(1,044,810)

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
	Purchased	Written
	Option	Option
Derivatives	Contracts**	Contracts	Total
Equity Contracts	$280,808	$3,075,285	$3,356,093
Total	$280,808	$3,075,285	$3,356,093

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee in accordance with the breakpoint annual advisory fee schedule below based on the average daily net assets of the Fund:

AUM Range (in millions)	Management Fee
Less than $250	0.75%
Between $250 and $500	0.70%
Greater than $500	0.65%

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs) and other transactional expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of the Fund’s average daily net asset value. Prior to April 1, 2023, the annual operating expense limitation was 1.20% of the Fund's average daily net assets. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Adviser, with consent of the Board. During the year ended October 31, 2023, the Adviser recouped previously waived expenses of $73,753.

Waived fees and reimbursed expenses subject to potential recovery within the year of expiration are as follows:

Expiration	Amount
August 1, 2026 – October 31, 2026	$45,448

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2023

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended October 31, 2023 are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. Situations may arise where the Adviser may choose not to fully distribute all of the Fund’s net taxable income or realized gains to shareholders and an excise tax provision maybe required. As of, and during the year ended October 31, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At October 31, 2023, the components of distributable earnings (accumulated loss) and cost of investments, on a tax basis, were as follows:

Tax Cost of Investments*	$122,093,941
Gross unrealized appreciation	27,095,198
Gross unrealized depreciation	(1,482,236)
Net unrealized appreciation**	25,612,962
Undistributed ordinary income	4,389,993
Undistributed long-term capital gains	—
Other accumulated losses***	(19,809,500)
Total distributable earnings	$10,193,455

*	Tax cost of investments differs from book cost of investments due to wash sales.
**	Net unrealized appreciation is inclusive of unrealized depreciation on the Fund’s written option positions.
***	Other accumulated losses value includes $19,809,500 of straddle loss deferrals.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2023

As of October 31, 2023, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. For the taxable year ended October 31, 2023, the Fund does not place to defer any qualified late year losses. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2023, the Fund did not defer, on a tax basis, any qualified late year losses.

Distributions to Shareholders – The Fund intends to pay dividends from net investment income at least quarterly, and to distribute all net realized gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended October 31, 2023, the following table shows the reclassifications made due to use of equalization by the Fund:

Total
Paid-in Capital	Distributable Earnings
$1,701,725	$(1,701,725)

The tax character of distributions paid for the year ended October 31, 2023 and the year ended October 31, 2022 were as follows:

		Total
	Ordinary	Distributions
	Income*	Paid
October 31, 2023	$4,234,510	$4,234,510
October 31, 2022	298,379	298,379

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

5.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended October 31, 2023, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other Securities	47,425,769	12,874,111

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2023

6.  OFFSETTING ASSETS AND LIABILITIES

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. As of October 31, 2023, the Fund did not enter into any netting agreements which would require any portfolio securities to be netted.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement	Statement		Collateral
	Assets/	of Assets	of Assets	Financial	Received/	Net
	Liabilities	and Liabilities	and Liabilities	Instruments*	Pledged	Amount
Liabilities:
Description
Written Option Contracts**	$1,470,775	$—	$1,470,775	$1,470,775	$—	$—
	$1,470,775	$—	$1,470,775	$1,470,775	$—	$—

*	Offset with underlying exchange traded fund held long. See Schedule of Investments for more details.
**	Marex is the prime broker for all written option contracts held by the Fund as of October 31, 2023.

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2023, National Financial Services, LLC, for the benefit of their customers, owned 34.20% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

8.  OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

EQUABLE SHARES HEDGED EQUITY FUND

Notes to the Financial Statements – Continued
October 31, 2023

9.  SUBSEQUENT EVENTS

As of November 20, 2023, Cullen Small no longer serves as Vice President, Treasurer, and Principal Financial Officer of the Trust. As of November 20, 2023, Douglas Schafer has replaced Mr. Small as Vice President, Treasurer, and Principal Financial Officer of the Trust. These changes were approved by the Board on October 26, 2023.

On December 26, 2023, the Fund declared a Short-Term Capital Gain distribution of $0.30236 payable on December 27, 2023, to shareholders of record on December 26, 2023.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined there were no additional items that required recognition or disclosure.

EQUABLE SHARES HEDGED EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Equable Shares Hedged Equity Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Equable Shares Hedged Equity Fund (the “Fund”), a series of Series Portfolios Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for the years ended October 31, 2023, 2022, 2021, and 2020 and for the period from June 1, 2019 (commencement of operations) through October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 29, 2023

EQUABLE SHARES HEDGED EQUITY FUND

Approval of Investment Advisory Agreement
(Unaudited)

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 26-27, 2023 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Equable Shares Hedged Equity Fund (the “Fund”), and Teramo Advisors, LLC (“Teramo”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Teramo to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Teramo provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Teramo included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Teramo, including Teramo’s portfolio manager and other personnel, and the investment practices and techniques used by Teramo in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Teramo and the Fund’s total operating expenses compared with those of a peer group of registered funds; (iv) the financial condition of Teramo; (v) the costs of the services provided and Teramo’s profitability with respect to managing the Fund; (vi) the extent to which any economies of scale realized by Teramo in connection with its services to the Fund are shared with Fund shareholders; and (vii) other ancillary or “fall-out” benefits Teramo and/or its affiliates, if any, may receive based on Teramo’s relationship with the Fund. In addition to the Meeting, the Board met on June 21, 2023, with Fund Services and counsel to the Independent Trustees to discuss the materials that had been furnished by Teramo in response to the information requests. The Board also considered information furnished to the Board at its meetings periodically over the course of the year. At these meetings, representatives of Teramo furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Teramo, Teramo’s personnel and business operations, marketing and distribution activity for the Fund, and compliance and operational matters related to the Fund and Teramo. The Board also considered the presentation by representatives of Teramo received at the Meeting.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge and experience gained over time through previous interactions with Teramo in overseeing the Fund. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Teramo, Fund Services and the Interested Trustee on several occasions. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in approving the continuation of the Advisory Agreement.

EQUABLE SHARES HEDGED EQUITY FUND

Approval of Investment Advisory Agreement
(Unaudited) – Continued

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Teramo under the Advisory Agreement. The Board received and considered information regarding, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who is primarily responsible for the day-to-day portfolio management of the Fund. The Board also received and considered information about Teramo’s investment process and investment strategy for the Fund, Teramo’s approach to security selection, Teramo’s investment research capabilities and resources, and the overall positioning of the Fund’s portfolio. The Board also considered Teramo’s trade execution capabilities and experience. The Board noted that Teramo had been managing the Fund’s portfolio since its inception.

The Board evaluated the ability of Teramo, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals to service the Fund. The Board further considered Teramo’s compliance program and its compliance record since the inception of the Fund, including past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of Teramo’s compliance program. The Board also considered the entrepreneurial and other risks assumed by Teramo in connection with the services provided to the Fund. Based on these considerations, the Board concluded, within the context of its full deliberations, that Teramo is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance. In this regard, the Board reviewed the performance of the Fund as of June 30, 2023, as compared to its benchmark index, the S&P 500 Index, noting the Fund underperformed the index for the year-to-date, one-year, three-year and since-inception periods. Additionally, the Board considered the Fund’s investment performance as compared to an appropriate universe of peer funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on Morningstar fund classifications (the “Performance Universe”). The Trustees considered that the performance data provided by Broadridge included, among other things, performance comparisons for the one-year, two-year and three-year periods ended April 30, 2023. The Trustees noted that the Fund’s Institutional Class shares outperformed the Performance Universe median and average for each period reviewed. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating the Fund’s performance, the Board recognized the limitations of such data, including that notable differences may exist between the Fund and its peers. Additionally, at the Board’s request, Teramo identified the funds it considered to be the Fund’s top competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The Board also considered that, in connection with its meetings held during the course of the prior year, the Board received and considered reports regarding the Fund’s performance over various time periods and Teramo’s analysis of the Fund’s performance for these time periods.

Based on these considerations, the Trustees concluded that the performance results achieved by Teramo for the Fund were satisfactory given market conditions. Although past performance is not a guarantee or indication of future results, the Trustees further concluded that they continue to have confidence in Teramo’s overall capabilities to manage the Fund.

EQUABLE SHARES HEDGED EQUITY FUND

Approval of Investment Advisory Agreement
(Unaudited) – Continued

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Teramo for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of an appropriate group of peer funds (the “Expense Group”), as determined by Broadridge, based on Morningstar fund classifications. The Board noted that the Management Fee Rate was lower than the Expense Group average and median. The Board noted that Teramo reported that it does not serve as an investment adviser or sub-adviser to registered funds other than the Fund. The Board received and considered information regarding the Fund’s net operating expense ratio and its various components, including management fees, administrative fees, custodian and other non-management fees, as well as the Fund’s fee waiver and expense reimbursement arrangements. The Board noted that Teramo had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The Board considered the net operating expense ratio in comparison to the average and median of the Expense Group. The Board noted the Fund’s net expense ratio was lower than the average but higher than the median of the Expense Group.

The Board received a description of the methodology and screening criteria used by Broadridge to determine the registered funds and share classes in the Expense Group. While the Board recognized that comparisons between the Fund and Expense Group may be imprecise, the comparative, independently selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s Management Fee Rate and net expense ratio. Additionally, the Board received and considered information comparing the Fund’s Management Fee Rate and net expense ratio to the Fund’s Selected Peer Group.

Based on these considerations, the Board concluded that the Management Fee Rate was reasonable in light of the services covered by the Advisory Agreement and that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Teramo’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2023. The Board noted that Teramo has subsidized the Fund’s operations since inception pursuant to the Expense Limitation Agreement and has not fully recouped those subsidies. The Board further observed that Teramo had not made a profit from its advisory relationship with the Fund for the twelve months ended March 31, 2023. The Board received and considered a description of the expense allocation methodology used by Teramo in calculating profitability in connection with the continuation of the Advisory Agreement. The Board also considered Teramo’s financial resources and information regarding Teramo’s commitment with respect to the Fund and its ability to support its management of the Fund and obligations under the Advisory Agreement.

With respect to economies of scale, the Board reviewed the Fund’s operating history and noted that the Fund had experienced growth since it commenced operations. The Board then considered information regarding whether and the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of shareholders, noting that the Management Fee Rate contained

EQUABLE SHARES HEDGED EQUITY FUND

Approval of Investment Advisory Agreement
(Unaudited) – Continued

breakpoints, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that, if the Fund’s assets grow beyond the highest breakpoint level, the Fund will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in a lower effective management fee rate. The Board considered that the Expense Limitation Agreement limits costs to shareholders and provides another means of sharing potential economies of scale with the Fund’s shareholders. The Board noted that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Teramo and/or its affiliates, if any, as a result of Teramo’s relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, the Board considered that Teramo confirmed it had not benefited firm-wide from research credits generated by Fund portfolio transactions since the Fund’s inception. Ancillary benefits could also include benefits potentially derived from an increase in Teramo’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Teramo, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that ancillary benefits received by Teramo and/or its affiliates, if any, were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on its deliberations and its evaluation of the information and factors described above, among others, the Board unanimously approved the Advisory Agreement for an additional one-year term.

EQUABLE SHARES HEDGED EQUITY FUND

Statement Regarding the Fund’s Liquidity Risk Management Program
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Teramo Advisors, LLC (the “Adviser”), the investment adviser to the Equable Shares Hedged Equity Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Chief Operating Officer. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 25-26, 2023, the Board reviewed the Program Administrator’s written annual report for the period June 1, 2022 through May 31, 2023 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

EQUABLE SHARES HEDGED EQUITY FUND

Additional Information (Unaudited)
October 31, 2023

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Independent Trustees(1)

Koji Felton	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1961)		Since			Trustee, Listed
		September 2015.			Funds Trust
(15 portfolios)
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee, F/m
		September 2015.			Funds Trust

(3 portfolios)
(Since May
2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September 2015.	Joint Staff Pension Fund
(2009 – 2017).

Interested Trustee

Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1968)	Trustee	Since	U.S. Bancorp Fund
		July 2021	Services, LLC (since 2007).

Officers

Ryan L. Roell	President and	Indefinite Term;	Vice President,	Not	Not
(born 1973)	Principal	Since	U.S. Bancorp Fund	Applicable	Applicable
	Executive	July 2019.	Services, LLC
	Officer	(since 2005).

Cullen O. Small(4)	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bancorp Fund	Applicable	Applicable
	Treasurer and	January 2019.	Services, LLC
	Principal	(since 2010).
Financial
Officer

EQUABLE SHARES HEDGED EQUITY FUND

Additional Information (Unaudited) – Continued
October 31, 2023

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Douglas Schafer(4)	Vice	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1970)	President,	Since	U.S. Bancorp Fund	Applicable	Applicable
	Treasurer and	November 2023.	Services, LLC
	Principal		(since 2002).
Financial
Officer

Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November 2019.	U.S. Bancorp Fund
	Compliance		Services, LLC
	Officer and		(since 2004).
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bancorp Fund	Applicable	Applicable
		June 2019.	Services, LLC
(since 2012).

Richard E. Grange	Assistant	Indefinite Term;	Officer, U.S. Bancorp	Not	Not
(born 1982)	Treasurer	Since	Fund Services, LLC	Applicable	Applicable
		October 2022.	(since 2017).

Leone Logan	Assistant	Indefinite Term;	Officer, U.S. Bancorp	Not	Not
(born 1986)	Treasurer	Since	Fund Services, LLC	Applicable	Applicable
		November 2023.	(since 2022); Senior
Financial Reporting
Analyst, BNY Mellon
(2014 – 2022).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of the date October 31, 2023, the Trust was comprised of 19 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

(4)	Refer to Note 9 in Notes to the Financial Statements.

EQUABLE SHARES HEDGED EQUITY FUND

Additional Information (Unaudited) – Continued
October 31, 2023

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at https://www.sec.gov/. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-898-2024.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-898-2024. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended October 31, is available (1) without charge, upon request, by calling 1-888-898-2024, or on the SEC’s website at https://www.sec.gov/.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended October 31, 2023, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 31.66% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2023 was 30.29% for the Fund. The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 74.83%.

EQUABLE SHARES HEDGED EQUITY FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

The Fund does not disclose any non-public personal information about its customers or former customers without the customer’s authorization, except as permitted by law. The Fund may share information with affiliated and unaffiliated third parties with whom it has contracts for servicing the Fund. The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. The Fund maintains physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Teramo Advisors, LLC
1016 Collier Center Way, Suite 106
Naples, FL 34110

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-898-2024.

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File: A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended October 31, 2023 and October 31, 2022, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
(a) Audit Fees	$14,500	$14,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$3,500	$3,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date     1/4/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date     1/4/2024

By (Signature and Title)      /s/Douglas Schafer
Douglas Schafer, Treasurer

Date     1/4/2024